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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C.  20549

                                    FORM 8-K

                                 CURRENT REPORT


Pursuant to Section 13 or 15(d) of the Securities and Exchange Act of 1934

Date of Report (Date of earliest event reported) June 2, 1995



                           SAZTEC INTERNATIONAL, INC.
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             (Exact name of registrant as specified in its charter)



         California                 0-15353                  33-0178457
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(State or other jurisdiction    (Commission File           (IRS Employer
       incorporation)               Number)              Identification No.)



                43 Manning Road, Billerica, Massachusetts  01821
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                    (Address of principal executive offices)



Registrant's telephone number, including area code                (508) 262-9800



               6700 Corporate Drive, Kansas City, Missouri  64120
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          (Former name or former address, if changed since last report)

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ITEM 5.   OTHER EVENTS.

     Saztec International, Inc.'s (the "Company") revolving credit facility was scheduled to mature on May 22, 1995. By oral statements, confirmed by written amendment dated June 2, 1995, the lender extended the maturity of the revolving credit facility to June 15, 1995. An amendment to the revolving credit facility dated March 22, 1995, set forth various conditions to the loan, including the conditions that the Company maintain a certain minimum consolidated net worth and a maximum ratio of consolidated total indebtedness to consolidated net worth. Since March 31, 1995, the Company has not been in compliance with either of these financial covenants, but the lender has continued to make advances to the Company under the revolving credit facility. In the June 2, 1995, amendment, the lender waived compliance with these financial covenants until June 15, 1995.

     The lender has expressed some willingness to extend further the revolving credit facility, but the lender is under no obligation to do so.

     The liquidity of the Company is severely threatened by the scheduled maturity of the revolving credit facility unless the Company is able to (i) negotiate a meaningful extension of that facility, (ii) replace that facility with a comparable or better credit facility, (iii) obtain additional capital. The Company is exploring, and will continue to explore, opportunities to alleviate the liquidity pressures, including replacement of the revolving credit facility and additional private placements of securities. There can be no assurances that the Company will be successful in these or related efforts. The failure of the Company to solve its short-term liquidity pressures could directly affect the ability of the Company to operate as a going concern.

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ITEM 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(A)  N/A

(B)  N/A

(C)  Material to be Filed as Exhibits:

        Regulations S-K
           Item 601           Description of Exhibit             Page
           --------           ----------------------             ----

             10.1          March 22, 1995, Amendment to
                            Revolving Credit Facility.            ___

             10.2           June 2, 1995, Amendment to
                            Revolving Credit Facility.            ___

             10.3              Master Revolving Note
                                dated May 22, 1995                ___

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

DATE:     June 7, 1995

                              SAZTEC INTERNATIONAL, INC.



                              By: /s/ Donald J. Campbell

                              Name: Donald J. Campbell

                              Title: Vice President and Chief Financial Officer